UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2006 (June 29, 2006)

WQN, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27751	75-2838415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

509 Madison Avenue, Suite 1510 New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 774-3656

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On June 29, 2006, WQN, Inc. (the "Company") received notification from The Nasdaq National Market ("Nasdaq") Listing Qualifications Panel (the “Panel”) that the Company's securities will be delisted from the Nasdaq Capital Market effective at the open of business on Monday, July 3, 2006.

This action was a result of the Panel determining that the Company has not met the requirement that it be current in its required reporting obligations under Nasdaq Rule 430(c)(14), principally because of the Company's failure to file its Form 10-QSB for the quarter ended March 31, 2006 and because Nasdaq determined that the Company is a "public shell," which, in Nasdaq's determination, could be detrimental to the interests of the investing public under Nasdaq Rule 4300.

The notice also indicated that the Company is currently within the grace period for its violation of Rule 4450(a)(2), which requires the Company to have a minimum of $5,000,000 in stockholders' equity. This grace period expires August 30, 2006. The notice further indicated that the Company is currently within the grace period for its violation of Rule 4350(c), which requires a majority of the Company's Board of Directors to be comprised of independent directors. This grace period expires on February 8, 2007. The notice states that neither the 4450(a)(2) violation nor the 4350(c) are the technical basis for delisting at this time.

On or before July 14, 2006, the Company may request that Nasdaq Listing and Hearing Review Council review the decision of the Panel to delist the Company's securities from the Nasdaq Capital Market. However, there can be no assurance that any such request will be successful. The Company will attempt to regain compliance with the Nasdaq listing requirements while it determines whether to appeal the Panel’s decision.

Following delisting from the Nasdaq Capital Market, the Company expects that quotations for its securities will appear in the Pink Sheets, LLC, a voluntary quotation system for over-the-counter securities, which may result in a reduction in the liquidity and the trading volume of the Company's common stock. Information regarding the Pink Sheets is available at http://www.pinksheets.com/. This lack of liquidity may also make it difficult for the Company to raise additional capital, if necessary.

A copy of the press release issued by the Company on June 30, 2006 announcing Nasdaq's letter is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Number	Description
99.1	Press release dated June 30, 2006 by WQN, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 30, 2006

WQN, INC.

By:	/s/ David S. Montoya

David S. Montoya

Chief Financial Officer